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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 14, 2001.



                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                         000-27038             94-3156479
(State or other jurisdiction of          (Commission           (IRS Employer
       incorporation)                    File Number)        Identification No.)



                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
                     --------------------------------------
                     Address of principal executive offices



                                 (978) 977-2000
               --------------------------------------------------
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES

     This Current Report on Form 8-K (the "Report") is filed by ScanSoft, Inc., a Delaware corporation (the "Registrant").


                    SCANSOFT CLOSES $10.9 MILLION INVESTMENT
                    FROM STATE OF WISCONSIN INVESTMENT BOARD


PEABODY, MASS., - DECEMBER 14, 2001 - ScanSoft, Inc. (NASDAQ: SSFT), a leading supplier of imaging, speech and language solutions, today announced that the State of Wisconsin Investment Board has invested an additional $10.9 million in the Company in exchange for common stock. Proceeds from the stock purchase will be used for working capital and other general corporate purposes.
The State of Wisconsin Investment Board purchased 3.5 million shares of ScanSoft common stock, pursuant to terms negotiated on November 19, 2001, at a price of approximately the 5-day average closing price from November 12 through November 16, 2001. This transaction brings the State of Wisconsin Investment Board's total holdings to 12.1 million shares of ScanSoft's outstanding common stock.

"We value this affirmation of our long-standing relationship with our largest institutional shareholder," said Paul Ricci, chairman and CEO of ScanSoft. "The additional investment from the State of Wisconsin Investment Board allows ScanSoft to strengthen its cash reserves following the acquisition of the Lernout & Hauspie Speech & Language assets."

This share purchase was completed as a private placement transaction, under an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the Securities Act), and Rule 506 under the Securities Act. ScanSoft has agreed to effect registration of the subject shares within 90 days of the purchase date.

ABOUT THE STATE OF WISCONSIN INVESTMENT BOARD
The State of Wisconsin Investment Board is a state agency that invests the assets of the Wisconsin Retirement System, the State Investment Fund and several smaller trust funds established by the state.

ABOUT SCANSOFT, INC.
ScanSoft, Inc. (NASDAQ: SSFT) is the leading supplier of imaging, speech and language solutions that are used to automate a wide range of manual processes - saving time, increasing worker productivity and improving customer service. For more information regarding ScanSoft products and technologies, please visit www.scansoft.com.

                                       ###

SAFE HARBOR STATEMENT
The statements in this press release that relate to future plans, events or performances are forward-looking statements that involve risks and uncertainties, including risks associated with market trends, competitive factors, and other risks identified in the Company's SEC filings. Actual results, event and performance may differ materially. Readers are cautioned not to put undue reliance on these forward-looking statements that speak only as of the date hereof


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SCANSOFT, INC.



                                 /s/ Gerald C. Kent, Jr.
                                 -----------------------------------------------
                                 Gerald C. Kent, Jr., Chief Accounting Officer & Controller (Principal Accounting Officer)



                                 Date:  December 18, 2001



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